UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2009
MOLECULAR INSIGHT PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-33284	04-0562086
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
160 Second Street, Cambridge, Massachusetts 02142
(Address of Principal Executive Offices, Including Zip Code)
(617) 492-5554
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On August 10, 2009, Molecular Insight Pharmaceuticals, Inc. issued a press release announcing the financial results of the Company for the three and six months ended June 30, 2009. A copy of the press release is furnished with this report as Exhibit 99.1 to this Form 8-K.
Item 8.01. Other Events.
     In the press release announcing the financial results reported in Item 2.02 above, Molecular Insight Pharmaceuticals, Inc. also announced four programs in pivotal trials and certain other developments.
     The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits. The following exhibit is furnished pursuant to Item 2.02:
99.1	Press Release of Molecular Insight Pharmaceuticals, Inc. dated August 10, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 10 th day of August, 2009.

MOLECULAR INSIGHT PHARMACEUTICALS, INC.
By:	/s/ Daniel L. Peters.
	Name:	Daniel L. Peters
	Title:	President and Chief Executive Officer

Exhibit Index to Current Report on Form 8-K

Exhibit
Number
99.1	Press Release of Molecular Insight Pharmaceuticals, Inc. dated August 10, 2009